UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  Wednesday, October 19, 2005

A.C. Moore Arts & Crafts, Inc.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:

Pennsylvania

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

130 A.C. Moore Drive Berlin, New Jersey 08009

(Address and zip code of principal executive offices)

(856) 768-4930

(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 19, 2005, the Registrant issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

A.C. Moore Arts & Crafts, Inc.

By:	/s/ Leslie H. Gordon

Name:	Leslie H. Gordon
Title:	Executive Vice President and Chief Financial Officer
Date:	Wednesday, October 19, 2005